CSA, INC. AND AFFILIATES D.B.A. FAT PATTY'S

COMBINED FINANCIAL STATEMENTS
JUNE 30, 2018 AND 2017

CONTENTS

boyum barenscheer
CPAs AND BUSINESS ADVISORS

INDEPENDENT ACCOUNTANT'S REVIEW REPORT

To the Stockholder
CSA, Inc. and Affiliates d.b.a. Fat Patty's
Orange Park, Florida

We have reviewed the accompanying combined financial statements of CSA, Inc. and Affiliates d.b.a. Fat Patty's (a S corporation), which comprise the combined balance sheet as of June 30, 2018 and 2017, and the related combined statements of operations, stockholder's equity, and cash flows for the six months then ended, and the related notes to the combined financial statements. A review includes primarily applying analytical procedures to management's financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the combined financial statements as a whole. Accordingly, we do not express such an opinion.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement whether due to fraud or error.

Accountant's Responsibility

Our responsibility is to conduct the review engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the combined financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountant's Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying combined financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter Regarding Going Concern

The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, certain conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's evaluation of the events and conditions and management's plans regarding these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our conclusion is not modified with respect to this matter.

Boyum & Barenscheer PLLP
Minneapolis, Minnesota
June 28, 2021

CSA, INC. AND AFFILIATES D.B.A. FAT PATTY'S

COMBINED BALANCE SHEETS

JUNE 30,		**2018**		**2017**
ASSETS				
CURRENT ASSETS				
Cash and cash equivalents	$	878,058	$	814,796
Other receivables		4,238		-
Inventory		93,136		96,547
Total current assets		**975,432**		**911,343**
PROPERTY AND EQUIPMENT, net		**1,861,637**		**1,858,068**
Total assets	**$**	**2,837,069**	**$**	**2,769,411**
LIABILITIES AND STOCKHOLDER'S EQUITY				
CURRENT LIABILITIES				
Accounts payable	$	254,255	$	252,439
Accrued expenses		239,943		283,284
Total current liabilities		**494,198**		**535,723**
STOCKHOLDER'S EQUITY		**2,342,871**		**2,233,688**
Total liabilities and equity	**$**	**2,837,069**	**$**	**2,769,411**

The accompanying notes are an integral part of these combined financial statements.

CSA, INC. AND AFFILIATES D.B.A. FAT PATTY'S

COMBINED STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30,	2018	2017
REVENUES, net	**$ 5,508,171**	**$ 5,918,580**
COST OF REVENUES		
Food	2,238,029	2,390,895
Liquor	349,763	321,964
Other	152,370	148,131
Total cost of revenues	**2,740,162**	**2,860,990**
Gross profit	**2,768,009**	**3,057,590**
OPERATING EXPENSES		
Selling, general and administrative	2,390,084	2,429,076
Depreciation	88,566	77,506
Total operating expenses	**2,478,650**	**2,506,582**
Income from operations	**289,359**	**551,008**
OTHER INCOME (EXPENSE)		
Gain (loss) on disposal of equipment	9,269	(147,265)
Total other income (expense)	**9,269**	**(147,265)**
Net income	**$ 298,628**	**$ 403,743**

The accompanying notes are an integral part of these combined financial statements.

CSA, INC. AND AFFILIATES D.B.A. FAT PATTY'S

COMBINED STATEMENTS OF STOCKHOLDER'S EQUITY

SIX MONTHS ENDED JUNE 30, 2018 and 2017

	Stock	Additional Paid-in Capital	Retained Earnings	Total
BALANCE, December 31, 2016	**$ 4,000**	**$ 1,048,839**	**$ 1,113,010**	**$ 2,165,849**
Net income	-	-	403,743	403,743
Distributions	-	-	(335,904)	(335,904)
BALANCE, June 30, 2017	**4,000**	**1,048,839**	**1,180,849**	**2,233,688**
Net income	-	-	619,002	619,002
Distributions	-	-	(487,757)	(487,757)
BALANCE, December 31, 2017	**4,000**	**1,048,839**	**1,312,094**	**2,364,933**
Net income	-	-	298,628	298,628
Distributions	-	-	(320,690)	(320,690)
BALANCE, June 30, 2018	**$ 4,000**	**$ 1,048,839**	**$ 1,290,032**	**$ 2,342,871**

The accompanying notes are an integral part of these combined financial statements.

COMBINED STATEMENTS OF CASH FLOWS

SIX MONTHS ENDED JUNE 30,	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:		
Combined net income	$ 298,628	$ 403,743
Adjustments to reconcile net income to cash provided by operating activities:		
Depreciation	88,566	77,506
(Gain) loss on disposal of equipment	(9,269)	147,265
Net change in operating assets and liabilities:		
Other receivables	(4,238)	-
Inventory	11,775	5,184
Accounts payable	27,380	11,491
Accrued expenses	(44,558)	2,945
Net cash provided by operating activities	**368,284**	**648,134**
CASH FLOWS FROM INVESTING ACTIVITIES:		
Purchases of property and equipment	(90,160)	(316,011)
Proceeds from sale of property and equipment	34,840	-
Net cash used in investing activities	**(55,320)**	**(316,011)**
CASH FLOWS FROM FINANCING ACTIVITIES:		
Equity distributions	(320,690)	(335,904)
Net cash used in financing activities	**(320,690)**	**(335,904)**
DECREASE IN CASH	**(7,726)**	**(3,781)**
Cash and cash equivalents, beginning of year	885,784	818,577
Cash and cash equivalents, end of year	**$ 878,058**	**$ 814,796**

The accompanying notes are an integral part of these combined financial statements.

NOTE 1. UNCERTAINTY AND GOING CONCERN

During 2020, local, U.S., and world governments have encouraged self-isolation to curtail the spread of the global pandemic, coronavirus disease (COVID-19), by mandating temporary work stoppage in many sectors and imposing limitations on travel and size and duration of group meetings. Most industries are experiencing disruption to business operations and the impact of reduced consumer spending. There is unprecedented uncertainty surrounding the duration of the pandemic, its potential economic ramifications, and any government actions to mitigate them. Accordingly, while management cannot quantify the financial and other impact to the Company as of June 28, 2021, management believes that a material impact on the Company's financial position and results of future operations is reasonably possible.

Business activity during the pandemic was affected by government-imposed restrictions in order to control the spread of the Covid-19 virus. On March 23, 2020, the Governor issued Executive Order 9-20 which ordered a general stay-at-home order to all individuals in the state and ceased all non-essential business operations except for minimum basic operations necessary to maintain the value of the business's inventory, preserve the physical business, ensure security, process payroll and employee benefits, and allow the business to continue to work remotely. During this initial Executive Order, our operations were reduced to curbside service only. On April 28, 2020, the Governor released guidelines provided for small businesses with 10 or fewer employees, restaurants with takeaway service or outdoor dining options available, as well as religious entities and funeral homes – all of which were among the types of businesses permitted to resume operations in the "Week 2" phase of the Governor's plan, which began Monday, May 4, 2020 if the statewide cumulative percent of positive test results remained below 3 percent through the evening of Wednesday, April 29, 2020. On May 11, 2020, the Governor announced the next wave of businesses and activities permitted to reopen as part of the upcoming Week 4 phase of the Governor's reopening plan: WEST VIRGINIA STRONG - The Comeback. This action permitted indoor dining at 50% capacity. On October 12, 2020, the Governor announced that the state's COVID-19 transmission rate had dropped to .92% as of the morning of October 12, 2020. The updated guidelines also clarified that restaurants with outdoor spaces did not have to further limit their occupancy when a band is performing for patrons. On February 19, 2021, the Governor announced that in light of the recent decrease in COVID-19 cases and the increase in the number of vaccinated West Virginians, he issued a series of executive orders to lessen the restrictions on some businesses, schools, and social gatherings. All affected establishments were to follow applicable safety guidelines, including but not limited to, mandatory face coverings and social distancing. This executive order increased the maximum capacity limit for all restaurants and bars from 50% seating to 75%. Importantly, this change only applied if social distancing could be maintained. On March 5, 2021, the Governor announced a series of executive orders aimed at loosening COVID-19 related restrictions on businesses, social gatherings, and youth travel sports. The changes were effective March 6, 2021 at 12:01 a.m. and include Executive Order 8-21 which increased the capacity limit for all restaurants and bars in the state to 100% (up from 75%) of the establishment's seating capacity. This change applied only if social distancing could be maintained between groups.

NOTE 1. (CONTINUED)

To mitigate the impact of the Covid-19 virus, the Company engaged in cost reduction activities including negotiating rent deferments with our landlord, as well as negotiating waivers and deferrals of food costs and other expenses with its vendors. It also reduced its labor costs through staff reductions and a greater focus of sales through take-out and third-party delivery services. The Company implemented new, low-cost marketing initiatives designed to support sales at its restaurants. It also received Paycheck Protection Programs loans through the Small Business Administration (SBA) in the amount of $884,600 in April 2020 and $1,237,765 in March of 2021, which it used to help fund its payroll costs. In addition, the Company received $10,000 EIDL loan from the SBA on 5/26/2020. Subsequently, the Company qualified for the Mainstreet Loan Program "MSLP" which provided $4,369,860 in additional resources in September 2020. The MSLP loan bares an interest rate based on the 30 Day LIBOR (floating) + 3.00% per annum. Monthly payments are deferred for the first twelve months after closing and interest is capitalized for the first year. Thereafter, interest only is payable monthly in arrears, with principal payments due as follows: • 1/3 of the original principal balance plus capitalized interest (the "Adjusted Principal Balance") due and payable on the second anniversary of the MSNLP Loan. • 1/3 of the Adjusted Principal Balance due and payable on the third anniversary of the MSNLP Loan. The remaining Adjusted Principal balance due at Maturity, which is 4 years from closing. On 11/25/2020, the $884,600 PPP loan and the $10,000 EIDL loan were both fully forgiven. The Company anticipates the second PPP loan of $1,237,765 to also be fully forgiven.

Management acknowledges that uncertainty remains over the ability of the Company to meet its funding requirements and to refinance or repay its banking facilities as they fall due. If for any reason the Company is unable to continue as a going concern, it could have an impact on the Company's ability to realize assets at their recognized values, in particular property and equipment, and to extinguish liabilities in the normal course of business at the amounts stated in the combined financial statements.

NOTE 2. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of business:

CSA, Inc. and Affiliates d.b.a. Fat Patty's (the Company) objective is to operate restaurants. They operate a network of 4 restaurants throughout West Virginia and Kentucky.

Principles of combination:

The combined financial statements include the accounts of CSA, Inc., CSA Investments, LLC, CSA, Inc. of Ashland and CSA of Teays Valley, Inc. All entities were formed in West Virginia with locations in Huntington, Teays Valley, Barboursville and Ashland.

All material intercompany accounts and transactions have been eliminated in combination.

NOTE 2. (CONTINUED)

Use of estimates:

The preparation of combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements:

In May 2014, FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which provides guidance for accounting for revenue from contracts with customers. The new guidance outlines a single comprehensive model for companies to use in accounting for revenue from contracts with customers. For private companies, the ASU is effective for annual and interim periods beginning after December 15, 2019 with early adoption permitted. It can be adopted using either a retrospective approach or a modified retrospective approach. The Company is currently evaluating the impact that the adoption of this guidance will have on the Company's combined financial statements.

In February 2016, FASB issued ASU No. 2016-02, Leases (Topic 842), which provides guidance for accounting for leases. The new guidance requires companies to recognize the assets and liabilities for the rights and obligations created by leased assets, initially measured at the present value of the lease payments. The accounting guidance for lessors is largely unchanged. For private companies, the ASU is effective for annual and interim periods beginning after December 15, 2021 with early adoption permitted. It is to be adopted using a modified retrospective approach. The Company is currently evaluating the impact that the adoption of this guidance will have on the Company's combined financial statements.

Revenue recognition:

The Company's revenue consists primarily of proceeds from the sale of food and beverage products at its restaurants. The Company records revenue from the sale of food and beverages as products are sold (point of sale).

Concentrations:

The Company's cash bank accounts may, at various times, exceed federally insured limits. However, the Company believes it is not exposed to any significant credit risk related to these cash accounts.

Cash and cash equivalents:

The Company considers all investments in highly liquid instruments with original maturities of three months or less at the date of purchase to be cash equivalents.

NOTE 2. (CONTINUED)

Inventory:

Inventory consists of food and beverages which are stated at the lower of cost or net realizable value, with cost determined using an actual cost method. Due to the nature of their business, management did not deem it necessary to record a reserve for inventory obsolescence.

Property and equipment:

Property and equipment are carried at cost, less accumulated depreciation. Amortization of leasehold improvements is computed on a straight-line basis over the estimated useful lives of the assets or lease term, whichever is shorter. Expenditures for maintenance and repairs and minor renewals and betterments which do not improve or extend the life of the respective assets are expensed. All other expenditures for renewals and betterments are capitalized. The assets and related depreciation accounts are adjusted for property retirements and disposals with the resulting gain or loss included in operations. Fully depreciated assets remain in the accounts until retired from service.

Leasehold improvements	10 to 40 years
Machinery and equipment	10 years
Furniture	10 years
Computers and software	3 years
Transportation equipment	5 years

Advertising:

The Company expenses advertising costs as they are incurred. Advertising costs for the six months ended June 30, 2018 and 2017 was $68,339 and $67,891, respectively.

Sales taxes:

Sales taxes collected from customers are excluded from revenue. Sales taxes payable are included in accrued expenses until the taxes are remitted to the appropriate taxing authorities in accordance with ASC 450, *Contingencies* ("ASC 450").

Income taxes:

The Company has elected to be treated as an "S Corporation" and, as a result, is not taxed as a separate entity; income or loss is allocated to each stockholder is included in the stockholder's income tax return; therefore, no provision for income taxes is included in the combined financial statements.

The Company has not been recently audited by the Internal Revenue Service or state agencies; and accordingly, the business tax returns for the past three years are open to examination. Management has evaluated its tax positions and has concluded that they do not result in anything that would require either recording or disclosure in the combined financial statements based on the criteria set forth in ASC 740 ("Income Taxes").

NOTE 2. (CONTINUED)

Subsequent events:

In preparing these combined financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through June 28, 2021, the date the combined financial statements were available to be issued.

The Company was sold to a third party on August 30, 2018.

NOTE 3. PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

JUNE 30,	2018	2017
Leasehold improvements	$ 1,472,331	$ 1,396,950
Machinery and equipment	574,136	552,873
Furniture	280,350	275,650
Computers and software	65,138	-
Transportation equipment	65,835	62,526
	2,457,790	2,287,999
Less: accumulated depreciation	(596,153)	(429,931)
Net property and equipment	**$ 1,861,637**	**$ 1,858,068**

Depreciation expense related to property and equipment amounted to $88,566 and $77,506 for the six months ended June 30, 2018 and 2017, respectively.

NOTE 4. ACCRUED EXPENSES

Accrued expenses consists of the following:

JUNE 30,	2018	2017
Accrued payroll and taxes	$ 107,054	$ 146,553
Sales tax payable	53,384	60,515
Gift card liability	79,505	76,216
Total accrued expenses	**$ 239,943**	**$ 283,284**

NOTE 5. GIFT CARDS

The Company sells gift cards to its customers in its restaurants. The gift cards do not have an expiration date. Proceeds from the sale of gift cards are recorded as deferred revenues and recognized as sales when the gift card is redeemed by the holder. Gift card liability as of June 30, 2018 and 2017 was $79,505 and $76,216, respectively.

NOTE 5. (CONTINUED)

Breakage revenues represent the monetary value associated with outstanding gift card balances for which redemption is considered remote. This amount is based on the Company's historical gift card redemption patterns and they update the breakage rate estimate periodically and if necessary, adjust the deferred revenues balance for gift card liability. As of June 30, 2018 and 2017, no adjustment was considered necessary.

NOTE 7. LEASE OBLIGATIONS

The Company has various operating leases primarily for operating facilities with related parties which are on a month-to-month basis. Rental expense related to these leases totaled $102,120 and $102,060 for the six months ended June 30, 2018 and 2017, respectively.

boyum barenscheer
CPAs AND BUSINESS ADVISORS

INDEPENDENT ACCOUNTANT'S REVIEW REPORT ON THE SUPPLEMENTARY INFORMATION

To the Stockholder
CSA, Inc. and Affiliates d.b.a. Fat Patty's
Orange Park, Florida

Our report on our reviews of the basic combined financial statements of CSA, Inc. and Affiliates d.b.a. Fat Patty's for the six months ended June 30, 2018 and 2017 appears on page 1 and 2. The objective of those reviews was to perform procedures to obtain limited assurance as a basis for reporting whether we were aware of any material modifications that should be made to the combined financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. The supplementary information included in Schedules of combining balance sheet, combining statement of operations and combining statement of stockholder's equity is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information is the responsibility of management and was derived from, and relates directly to, the underlying accounting and other records used to prepare the financial statements. The supplementary information has been subjected to the review procedures applied in our reviews of the basic combined financial statements. We are not aware of any material modifications that should be made to the supplementary information. We have not audited the supplementary information and do not express an opinion on such information.

Boyum & Barenscheer PLLP

Boyum & Barenscheer PLLP
Minneapolis, Minnesota
June 28, 2021

CSA, Inc. and Affiliates d.b.a. Fat Patty's

Combining Balance Sheet

(See Independent Accountant's Review Report on the Supplementary Information)

June 30, 2018

	CSA, Inc.	CSA Investments, LLC	CSA, Inc. of Ashland	CSA of Teays Valley, Inc.	Eliminations	Combined Total
Assets						
Current assets						
Cash and cash equivalents	$ 135,751	$ 199,710	$ 313,106	$ 229,491	$ -	$ 878,058
Receivables	-	-	4,238	-		4,238
Intercompany receivables	13,980	171,067	-	42,696	(227,743)	-
Inventory	25,290	19,013	22,310	26,523	-	93,136
Total current assets	**175,021**	**389,790**	**339,654**	**298,710**	**(227,743)**	**975,432**
Property and equipment, net	803,998	350,316	297,748	409,575	-	1,861,637
Total assets	**$ 979,019**	**$ 740,106**	**$ 637,402**	**$ 708,285**	**$ (227,743)**	**$ 2,837,069**
Liabilities and Equity						
Current liabilities						
Accounts payable	$ 37,171	$ 72,449	$ 70,542	$ 74,093	$ -	$ 254,255
Intercompany payables	56,090	-	106,180	65,473	(227,743)	-
Accrued expenses	58,657	57,888	60,327	63,071	-	239,943
Total current liabilities	**151,918**	**130,337**	**237,049**	**202,637**	**(227,743)**	**494,198**
Equity	**827,101**	**609,769**	**400,353**	**505,648**	-	**2,342,871**
Total liabilities and equity	**$ 979,019**	**$ 740,106**	**$ 637,402**	**$ 708,285**	**$ (227,743)**	**$ 2,837,069**

CSA, Inc. and Affiliates d.b.a. Fat Patty's
Combining Balance Sheet
(See Independent Accountant's Review Report on the Supplementary Information)
June 30, 2017

	CSA, Inc.	CSA Investments, LLC	CSA, Inc. of Ashland	CSA of Teays Valley, Inc.	Eliminations	Combined Total
Assets						
Current assets						
Cash and cash equivalents	$ 160,359	$ 87,990	$ 294,534	$ 271,913	$ -	$ 814,796
Intercompany receivables	58,677	196,067	10,321	80,694	(345,759)	-
Inventory	22,283	22,711	22,595	28,958	-	96,547
Total current assets	**241,319**	**306,768**	**327,450**	**381,565**	**(345,759)**	**911,343**
Property and equipment, net	**808,831**	**393,651**	**251,312**	**404,274**	-	**1,858,068**
Total assets	**$ 1,050,150**	**$ 700,419**	**$ 578,762**	**$ 785,839**	**$ (345,759)**	**$ 2,769,411**
Liabilities and Equity						
Current liabilities						
Accounts payable	$ 32,983	$ 62,650	$ 62,256	$ 94,550	$ -	$ 252,439
Intercompany payables	175,088	-	92,200	78,471	(345,759)	-
Accrued expenses	78,336	60,862	65,742	78,344	-	283,284
Total current liabilities	**286,407**	**123,512**	**220,198**	**251,365**	**(345,759)**	**535,723**
Equity	**763,743**	**576,907**	**358,564**	**534,474**	-	**2,233,688**
Total liabilities and equity	**$ 1,050,150**	**$ 700,419**	**$ 578,762**	**$ 785,839**	**$ (345,759)**	**$ 2,769,411**

CSA, Inc. and Affiliates d.b.a. Fat Patty's
Combining Statement of Operations
(See Independent Accountant's Review Report on the Supplementary Information)
June 30, 2018

	CSA, Inc.	CSA Investments, LLC	CSA, Inc. of Ashland	CSA of Teays Valley, Inc.	Eliminations	Combined Total
REVENUES, net	**$ 1,459,202**	**$ 1,240,253**	**$ 1,294,287**	**$ 1,514,429**	**$ -**	**$ 5,508,171**
COST OF REVENUES						
Food	563,078	500,761	515,925	658,265	-	2,238,029
Liquor	101,051	79,536	79,165	90,011	-	349,763
Other	38,330	34,518	30,449	49,073	-	152,370
Total cost of revenues	**702,459**	**614,815**	**625,539**	**797,349**	-	**2,740,162**
Gross profit	**756,743**	**625,438**	**668,748**	**717,080**	-	**2,768,009**
OPERATING EXPENSES						
Selling, general and administrative	680,158	539,617	549,723	620,586	-	2,390,084
Depreciation	26,545	23,322	22,369	16,330	-	88,566
Total operating expenses	**706,703**	**562,939**	**572,092**	**636,916**	-	**2,478,650**
Income from operations	**50,040**	**62,499**	**96,656**	**80,164**	-	**289,359**
OTHER INCOME (EXPENSE)						
Loss on disposal of equipment	3,530	-	-	5,739	-	9,269
Total other income (expense)	**3,530**	-	-	**5,739**	-	**9,269**
Net income	**$ 53,570**	**$ 62,499**	**$ 96,656**	**$ 85,903**	**$ -**	**$ 298,628**

CSA, Inc. and Affiliates d.b.a. Fat Patty's
Combining Statement of Operations
(See Independent Accountant's Review Report on the Supplementary Information)
June 30, 2017

	CSA, Inc.	CSA Investments, LLC	CSA, Inc. of Ashland	CSA of Teays Valley, Inc.	Eliminations	Combined Total
REVENUES, net	**$ 1,489,096**	**$ 1,257,081**	**$ 1,389,224**	**$ 1,783,179**	**$ -**	**$ 5,918,580**
COST OF REVENUES						
Food	589,718	526,984	551,921	722,272	-	2,390,895
Liquor	85,747	76,888	64,547	94,782	-	321,964
Other	37,939	35,467	35,318	39,407		148,131
Total cost of revenues	**713,404**	**639,339**	**651,786**	**856,461**	-	**2,860,990**
Gross profit	**775,692**	**617,742**	**737,438**	**926,718**	-	**3,057,590**
OPERATING EXPENSES						
Selling, general and administrative	629,912	568,201	548,972	681,991	-	2,429,076
Depreciation	26,545	23,322	11,158	16,481	-	77,506
Total operating expenses	**656,457**	**591,523**	**560,130**	**698,472**	-	**2,506,582**
Income from operations	**119,235**	**26,219**	**177,308**	**228,246**	-	**551,008**
OTHER INCOME (EXPENSE)						
Loss on disposal of equipment	(56,254)	(43,892)	-	(47,119)	-	(147,265)
Total other income (expense)	**(56,254)**	**(43,892)**	-	**(47,119)**	-	**(147,265)**
Net income	**$ 62,981**	**$ (17,673)**	**$ 177,308**	**$ 181,127**	**$ -**	**$ 403,743**

CSA, Inc. and Affiliates d.b.a. Fat Patty's
Combining Statements of Stockholder's Equity
(See Independent Accountant's Review Report on the Supplementary Information)
June 30, 2018 and 2017

	CSA, Inc.	CSA Investments, LLC	CSA, Inc. of Ashland	CSA of Teays Valley, Inc.	Eliminations	Combined Total
BALANCE, December 31, 2016	**$ 789,785**	**$ 607,251**	**$ 265,774**	**$ 503,039**	**$ -**	**$ 2,165,849**
Net income	62,981	(17,673)	177,308	181,127	-	403,743
Distributions	(89,023)	(12,671)	(84,518)	(149,692)	-	(335,904)
BALANCE, June 30, 2017	**763,743**	**576,907**	**358,564**	**534,474**	**-**	**2,233,688**
Net income	274,419	39,886	146,900	157,797	-	619,002
Distributions	(200,513)	(32,106)	(98,773)	(156,365)	-	(487,757)
BALANCE, December 31, 2017	**837,649**	**584,687**	**406,691**	**535,906**	**-**	**2,364,933**
Net income	53,570	62,499	96,656	85,903	-	298,628
Distributions	(64,118)	(37,417)	(102,994)	(116,161)	-	(320,690)
BALANCE, June 30, 2018	**$ 827,101**	**$ 609,769**	**$ 400,353**	**$ 505,648**	**$ -**	**$ 2,342,871**